COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES
23.	COMMITMENTS AND CONTINGENCIES

(a) Commitments

As of December 31, 2023, the Group’s commitments related to leasehold improvements and installation of equipment for hotel operations was RMB243, which is expected to be incurred within one to two year.

(b) Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of the Group’s business, including lease contract terminations and disputes, and management agreement disputes. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the financial statements. As of December 31, 2023, there are no accrued contingent liabilities from such proceedings.